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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   January 7, 1998
                                                   _______________


                       Salomon Smith Barney Holdings Inc.
______________________________________________________________________________
            (Exact name of registrant as specified in its charter)


Delaware                      1-4346                                 22-166-0266
_______________             ___________                      ___________________
(State or other             (Commission                            (IRS Employer
jurisdiction of             File Number)                     Identification No.)
incorporation)

 388 Greenwich Street,   New York, NY                                      10013
________________________________________________________________________________
(Address of principal executive offices)                              (Zip Code)

                                 (212) 816-6000
______________________________________________________________________________
             (Registrant's telephone number, including area code)


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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           CURRENT REPORT ON FORM 8-K




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibits:

     Exhibit No.           Description

         1.01 Terms Agreement, dated January 7, 1998, among the Company and Salomon Brothers Inc, Chase Securities, Inc., Citicorp Securities, Inc., Donaldson, Lufkin & Jenrette Securities Corporation, NationsBanc Montgomery Securities LLC and UBS Securities LLC, as Underwriters, relating to the offer and sale of the Company's 6 1/4% Notes due January 15, 2005.

         4.01              Form of Note for the Company's 6 1/4%
                           Notes due January 15, 2005.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  January 9, 1998                     SALOMON SMITH BARNEY HOLDINGS INC.


                                             By:      /s/ Mark I. Kleinman
                                                --------------------------------
                                                      Mark I. Kleinman
                                                      Deputy Treasurer
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                                EXHIBIT INDEX


     Exhibit No.           Description

         1.01 Terms Agreement, dated January 7, 1998, among the Company and Salomon Brothers Inc, Chase Securities, Inc., Citicorp Securities, Inc., Donaldson, Lufkin & Jenrette Securities Corporation, NationsBanc Montgomery Securities LLC and UBS Securities LLC, as Underwriters, relating to the offer and sale of the Company's 6 1/4% Notes due January 15, 2005.

         4.01              Form of Note for the Company's 6 1/4%
                           Notes due January 15, 2005.